UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2023

CBL & ASSOCIATES PROPERTIES, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-12494	62-1545718
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2030 Hamilton Place Blvd., Suite 500
Chattanooga, Tennessee	37421-6000
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 423 855-0001

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value, with associated Stock Purchase Rights	CBL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)          Pursuant to the recommendation of the Chairman of the Board and the Company’s management, as well as the Board’s Nominating/Corporate Governance Committee, the Board of Directors of CBL & Associates Properties, Inc. (the “Company”) has appointed Michael A. Torres to the Board as an additional director of the Company, effective as of June 15, 2023.  Mr. Torres also was appointed to serve as a member of the Company’s Audit Committee.

Mr. Torres serves as Chief Executive Officer and portfolio manager of Adelante Capital Management, LLC, a minority-owned investment management firm focused on publicly traded real estate securities.  Mr. Torres joined the firm in February 1995.  Prior to joining Adelante, Mr. Torres was the Director of Real Estate Research and a portfolio manager for Wilshire Asset Management.  At Wilshire, he created the Wilshire Real Estate Securities Index, widely recognized as the industry’s performance benchmark.

Mr. Torres serves on the Board of Directors of Colovore LLC and Renova Therapeutics, Investment Committee for the Stern Grove Festival Foundation, and the BEE Partners LP Advisory Board.  Mr. Torres received a B.A. in Architecture and an M.B.A. from University of California, Berkeley.

Mr. Torres does not have a direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of SEC Regulation S-K, and he will be compensated for his services as a director in accordance with the Company’s standard compensation arrangements for non-employee directors as disclosed in the Company’s 2023 Annual Meeting Proxy Statement.  In connection with his appointment as director, the Company entered into a customary indemnification agreement with Mr. Torres substantially identical to the Company’s indemnification agreements with each of its other independent directors.

Item 7.01	Regulation FD Disclosure.

On June 15, 2023, the Company issued a press release announcing Mr. Torres’ appointment as a director, a copy of which is furnished as Exhibit 99.1 to this report.

Item 9.01	Financial Statements and Exhibits.

(d)          Exhibits

Exhibit Number	Description
99.1	Press Release – CBL Properties Welcomes Highly Regarded REIT Professional Michael A. Torres to its Board of Directors.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CBL & ASSOCIATES PROPERTIES, INC.

Date:	June 15, 2023	By:	/s/ Jeffery V. Curry
Jeffery V. Curry Chief Legal Officer and Secretary